Consolidated Statements of Operations	12 Months Ended
Dec. 31, 2018 USD ($) $ / shares shares
Revenue:
Revenue, net of contractual allowances and discounts	$ 361,053,975
Net revenue	345,278,337
Costs and expenses:
Cost of net revenue	293,384,635
General and administrative expenses	18,068,821
Depreciation, excluding patient equipment depreciation	2,733,807
Total costs and expenses	314,187,263
Operating income	31,091,074
Interest expense, net	7,452,737
Loss on extinguishment of debt	1,398,929
Income (loss) before income taxes	22,239,408
Income tax expense	(2,097,705)
Net income (loss)	24,337,113
Income attributable to noncontrolling interest	1,076,766
Net loss attributable to AdaptHealth Corp.	$ 23,260,347
Net income (loss) per common share:
Basic and diluted (per share) | $ / shares	$ 1.95
Weighted average shares outstanding for net income (loss) attributable to AdaptHealth Corp.:
Basic and diluted (shares) | shares	11,899,898